Exhibit 10.5

Purchase order	TMK Power Industries Ltd Tel: 0755-28120277 Fax:0755-28109420 E-mail: purchase@tmk-battery.com Zip:518109 Add:NO.159, Huawang Road, Dalang Street, Longhua new District,Shenzhen,China

Destination:
Corporate name	TMK Power Industries Ltd.

consignee

Delivery method
Shipping	Delivery to the company
freight	Assumed by the supplier

Settlement of payment
Advance deposit
Type of payment
Currency	RMB
Terms of settlement	negotiation
other	Open 17% value-added tax invoice

Supplier

Corporate name: SHENZHEN EVERICH INDUSTRIAL DEVELOPMENT Co., LTD

Tel:       0755-82730606

Fax:

Business Representative:

Buyer

Corporate name:    TMK Power Industries Ltd.

Address:   No.159,Hua Wang Road,Dalang Street,Longhua

Tax ID:     440306731133261

Opening Bank:    Shenzhen Development Bank Longhua

Branch

Account No.:     11002926283401

Tel:        0755-28109908-103

Required date of delivery	Material code	Name	Specification model	Quantity	Unit price	Amount	PO NO

Exchange provision:

1.      Backup and excess: every time delivery must provide 1% spare parts, 1% spare parts plus the excess over the order quantity are without warehouse warrant, or regarded as gift and not included in payment.

2.      Delivery requirements: must be in strict accordance with the order delivery requirement, if there is any delay,a fine numbered 1% of the total amount of the order will be deducted every overdue day.

3.      Quality requirements: make incoming material inspection according to the product specifications, drawings and packaging requirements confirmed by two sides and on the basis of GB2828-2, appearance AQL= 1.0 performance AQC = 65.

4.      Treatment of the bad ones: A, the unqualified products shall be taken back within 7 days after inspection, our company shall not be liable for any overdue. B.the fees incurred in emergent choice shall be claimed according to the agreement signed by both sides.

5.      The goods shall conform to the requirements of the SGS.

6.      The outer packing must have RoHS mark.

Confirm:	Form compiled No.: TMK-PUR-R006